UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): JANUARY 16, 2004


                                INFINITY, INC.
            (Exact name of registrant as specified in its charter)




         COLORADO                      0-17204                84-1070066

 (State or other jurisdiction of     (Commission           (I.R.S. Employer
  incorporation or organization)     File Number)        Identification Number)


      211 WEST 14TH STREET                                   66720
      CHANUTE, KANSAS                                        (Zip Code)
      (Address of principal
      executive offices)


      Registrant's telephone number, including area code: (620) 431-6200


                                    NO CHANGE
        (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

On January 16, 2004 Infinity, Inc. completed a private placement of one million shares of its common stock, priced at $4.00 per share. Total shares outstanding subsequent to this private placement are 9,310,546. The purchasers of the shares are clients of a large, Boston-based institutional investment adviser. The shares have not yet been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration under the Securities Act of 1933 or an applicable exemption from the registration requirements of the Securities Act of 1933. Pursuant to the terms of the private placement, Infinity will file a registration statement registering the possible resale of the securities sold pursuant to the private placement.

Management intends to use the majority of the funds for development costs, including development drilling at the Company's Labarge and Pipeline projects, and a smaller portion for general corporate purposes, including, but not limited to, debt reduction, exploration costs, and possibly acquisitions.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

         4.1  Form of Common Stock Purchase Agreement
         4.2  Form of Registration Rights Agreement


                           FORWARD LOOKING STATEMENTS

 This Report on Form 8-K includes statements that may constitute "forward-looking" statements, usually containing the words "intend," "believe," "estimate," "project," "expect," "plan," "should" or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the availability of third party financing at the times and on the terms anticipated, fluctuations in the prices of oil and gas, uncertainties inherent in estimating quantities of oil and gas reserves and projecting future rates of production and timing of development activities, operating risks, liquidity and capital requirements, the effects of governmental regulation, adverse changes in the market for the Company's oil and gas production, continued acceptance of the Company's oilfield services in the marketplace, dependence upon third-party vendors, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. You can find the company's filings with the Securities and Exchange Commission at WWW.INFINITY-RES.COM or at WWW.SEC.GOV. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  January 21, 2004

                                        INFINITY, INC.


                                        By: /S/STANTON E. ROSS
                                           --------------------------------
                                            Stanton E. Ross
                                            President

                                  EXHIBIT INDEX



      EXHIBIT
         NO.    DESCRIPTION
      --------  ---------------------------------------------------------------
        4.1     Form of Common Stock Purchase Agreement
        4.2     Form of Registration Rights Agreement